UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2016

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e)

On January 26, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of SeaChange International, Inc. (“SeaChange”) approved long term incentive awards (the “Long Term Incentive Awards”) under SeaChange’s Amended and Restated 2011 Compensation and Incentive Plan (the “Plan”) for Jay Samit, Edward Terino, Anthony Dias and David McEvoy, each a named executive officer of SeaChange. These awards are in satisfaction of SeaChange’s commitments under Mr. Samit’s October 16, 2014 offer letter (as previously disclosed in SeaChange’s Current Report on Form 8-K filed October 22, 2014) and Mr. Terino’s June 2015 offer letter (as previously disclosed in SeaChange’s Current Report on Form 8-K filed June 4, 2015).

The following Long Term Incentive Awards were approved by the Committee:

•	PSUs. An award of performance-based restricted stock units (“PSUs”) under a Performance Stock Unit Agreement (a “PSU Agreement”) in an amount based on the target number of shares of SeaChange’s common stock set forth opposite the applicable executive’s name below:

Executive	Target Award # of PSUs
Jay Samit	100,000
Edward Terino	45,839
Anthony Dias	35,874
David McEvoy	25,510

Such awards of PSUs will vest, if at all, on January 31, 2019 based on SeaChange’s total shareholder return for the period between February 1, 2016 and January 31, 2019 compares to that of the companies comprising the S&P SmallCap 600 Index (the “SeaChange Relative TSR Percentile Rank”):

SeaChange Relative TSR Percentile Rank at January 31, 2019	Share Payout as a Percentage of Target Award
25th or lower	0%
26th to 50th	50% to 99%
51% to 75%	100% to 149%
76th or higher	150%

The foregoing summary of the awards of PSUs does not purport to be complete and is qualified in its entirety by reference to the form of PSU Agreement attached hereto as Exhibit 10.1.

•	RSUs. An award of restricted stock units (“RSUs”) for an amount of shares of SeaChange’s common stock set forth opposite the applicable executive’s name below, to be vested ratably on an annual basis over the three years following January 31, 2016:

Executive	RSUs Awarded
Jay Samit	50,000
Edward Terino	22,920
Anthony Dias	17,937
David McEvoy	12,755

•	Stock Options. An award of options to purchase the number of shares of SeaChange’s common stock set forth opposite the applicable executive’s name below at an exercise price equal SeaChange’s closing stock price on January 26, 2016, to be vested at the rate of 25% on each of the first anniversary of January 31, 2016 and quarterly thereafter over the following two years:

Executive	Options Awarded
Edward Terino	48,456
Anthony Dias	37,922
David McEvoy	26,967

As a condition of receiving the Long Term Incentive Awards, each named executive officer entered into an Amended and Restated Change in Control Severance Agreement with SeaChange (the “A&R Change in Control Agreements”).

The A&R Change in Control Agreements provide for benefits upon termination of employment following a change in control or sale of SeaChange (commonly referred to as “double trigger”) and do not contain any tax gross-up provisions. SeaChange entered into these agreements to reflect current best pay practices, while continuing to provide an incentive for each executive to remain with SeaChange leading up to and following a Change in Control.

Under the A&R Change in Control Agreements, if an executive’s equity award, other than a performance-based equity award (such as PSUs or market-based stock options), is continued, assumed or substituted following a Change in Control and the executive’s employment is terminated within two years after the Change in Control by the employer without cause or by the executive for good reason (a “Covered Termination”), then such equity award would be accelerated in full. Performance-based equity awards would continue to be governed by their existing terms. In addition, if a Covered Termination occurs, the executive would be entitled to receive a cash amount as severance equal to the sum of (a) for Mr. Samit, two times his base salary, and for each of Messrs. Terino, Dias and McEvoy, one times his base salary, plus (b) 150% of the executive’s target annual bonus for the fiscal year in which the Covered Termination occurs, plus (c) for Mr. Samit, $92,000, and for each of Messrs. Terino, Dias and McEvoy, $62,000, being an amount corresponding to medical and other benefits during the post-employment period.

The foregoing summary of the A&R Change in Control Agreements does not purport to be complete and is qualified in its entirety by reference to the A&R Change in Control Agreements attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5.

In addition, on January 26, 2016, the Committee also approved a one-time grant to each of Messrs. Dias and McEvoy of an award of 50,000 RSU’s, pursuant to SeaChange’s standard form of restricted stock unit agreement, to vest over three years.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Form of Performance Stock Unit Agreement.

10.2	Amended and Restated Change in Control Severance Agreement by and between SeaChange International, Inc. and Jay A. Samit, dated January 26, 2016.

10.3	Amended and Restated Change in Control Severance Agreement by and between SeaChange International, Inc. and Edward Terino, dated January 26, 2016.

10.4	Amended and Restated Change in Control Severance Agreement by and between SeaChange International, Inc. and Anthony Dias, dated January 26, 2016.

10.5	Amended and Restated Change in Control Severance Agreement by and between SeaChange International, Inc. and David McEvoy, dated January 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Anthony Dias
Anthony Dias,
Chief Financial Officer, Senior Vice President Finance and Administration, and Treasurer

Dated: January 28, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.1	Form of Performance Stock Unit Agreement.

10.2	Amended and Restated Change in Control Severance Agreement by and between SeaChange International, Inc. and Jay A. Samit, dated January 26, 2016.

10.3	Amended and Restated Change in Control Severance Agreement by and between SeaChange International, Inc. and Edward Terino, dated January 26, 2016.

10.4	Amended and Restated Change in Control Severance Agreement by and between SeaChange International, Inc. and Anthony Dias, dated January 26, 2016.

10.5	Amended and Restated Change in Control Severance Agreement by and between SeaChange International, Inc. and David McEvoy, dated January 26, 2016.